Exhibit 99.2

Supplemental Financial Information For the quarter and year ended December 31, 2023 February 23, 2024

Supplemental Financial Information February 23, 2024

Supplemental Financial Information February 23, 2024

CORPORATE PROFILE AND DISCLOSURES
REGARDING NON-GAAP FINANCIAL MEASURES

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 2

Supplemental Financial Information February 23, 2024

About Sunstone

Sunstone Hotel Investors, Inc. (the “Company,” “we,” and “our”) (NYSE: SHO) is a lodging real estate investment trust (“REIT”) that as of February 23, 2024 owns 14 hotels comprised of 6,675 rooms, the majority of which are operated under nationally recognized brands. Sunstone’s strategy is to create long-term stakeholder value through the acquisition, active ownership and disposition of well-located hotel and resort real estate.

This presentation contains unaudited information and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

Corporate Headquarters
15 Enterprise, Suite 200
Aliso Viejo, CA 92656
(949) 330-4000

Company Contacts
Bryan Giglia
Chief Executive Officer
(949) 382-3036

Aaron Reyes
Chief Financial Officer
(949) 382-3018

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 3

Supplemental Financial Information February 23, 2024

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margins. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to net income (loss), cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“Nareit”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. Nareit defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to the Nareit definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently than we do.

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 4

Supplemental Financial Information February 23, 2024

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

●	Amortization of deferred stock compensation: we exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels.
●	Amortization of contract intangibles: we exclude the noncash amortization of any favorable or unfavorable contract intangibles recorded in conjunction with our hotel acquisitions. We exclude the noncash amortization of contract intangibles because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.
●	Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.
●	Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.
●	Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; the write-off of development costs associated with abandoned projects; property-level restructuring, severance, pre-opening and management transition costs; debt resolution costs; lease terminations; property insurance restoration proceeds or uninsured losses; and other nonrecurring identified adjustments.

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income allocated to the Hilton San Diego Bayfront partnership prior to our acquisition of the noncontrolling partner’s interest in June 2022, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We also exclude the amortization of our right-of-use assets and related lease obligations as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. Additionally, we include an adjustment for the cash finance lease expense recorded on the building lease at the Hyatt Centric Chicago Magnificent Mile (prior to the hotel’s sale in February 2022). We determined that the building lease was a finance lease, and, therefore, we included a portion of the lease payment each month in interest expense. We adjust EBITDAre for the finance lease in order to more accurately reflect the actual rent due to the hotel’s lessor in the respective period, as well as the operating performance of the hotel. We also exclude the effect of gains and losses on the disposition of undepreciated assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 5

Supplemental Financial Information February 23, 2024

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and finance lease obligation as we believe that these items are not reflective of our ongoing finance costs. Additionally, we exclude the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership components prior to our acquisition of the noncontrolling partner’s interest in June 2022. We also exclude the real estate amortization of our right-of-use assets and related lease obligations, which includes the amortization of both our finance and operating lease intangibles (with the exception of our corporate operating lease), as these expenses are based on historical cost accounting and do not reflect the actual rent amounts due to the respective lessors or the underlying performance of our hotels. In addition, we exclude preferred stock redemption charges, changes to deferred tax assets, liabilities or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre, Adjusted EBITDAre, excluding noncontrolling interest, FFO attributable to common stockholders, Adjusted FFO attributable to common stockholders, hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins are set forth in the following pages of this supplemental package.

CORPORATE PROFILE AND DISCLOSURES REGARDING NON-GAAP FINANCIAL MEASURES	Page 6

Supplemental Financial Information February 23, 2024

COMPARABLE CORPORATE FINANCIAL INFORMATION

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 7

Supplemental Financial Information February 23, 2024

Comparable Consolidated Statements of Operations

Q4 2023 – Q1 2023, FY 2023

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2023	2023	2023	2023	2023
Revenues
Room	$127,038	$134,428	$149,923	$141,257	$552,646
Food and beverage	61,284	56,835	70,921	65,210	254,250
Other operating	19,772	22,398	21,728	18,918	82,816
Total revenues	208,094	213,661	242,572	225,385	889,712

Operating Expenses
Room	33,388	33,844	35,566	33,959	136,757
Food and beverage	43,907	42,725	46,897	44,281	177,810
Other expenses	81,076	82,895	83,556	82,567	330,094
Corporate overhead	7,421	7,127	8,396	8,468	31,412
Depreciation and amortization	29,135	29,134	28,038	27,962	114,269
Total operating expenses	194,927	195,725	202,453	197,237	790,342

Interest and other income	4,137	1,218	4,639	541	10,535
Interest expense	(16,768)	(11,894)	(9,223)	(13,794)	(51,679)
Income before income taxes	536	7,260	35,535	14,895	58,226
Income tax benefit (provision), net	863	(602)	(803)	(358)	(900)
Net income	$1,399	$6,658	$34,732	$14,537	$57,326

Comparable Hotel Adjusted EBITDAre (2)	$49,855	$54,009	$76,458	$64,410	$244,732

Comparable Adjusted EBITDAre (3)	$49,228	$50,786	$72,382	$59,026	$231,422

Comparable Adjusted FFO attributable to common stockholders (4)	$33,532	$33,424	$54,712	$42,821	$164,489

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.17	$0.16	$0.27	$0.21	$0.81

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 8

Supplemental Financial Information February 23, 2024

Comparable Consolidated Statements of Operations

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2022
Revenues
Room	$129,986	$137,416	$147,687	$108,120	$523,209
Food and beverage	58,095	57,568	66,941	40,933	223,537
Other operating	29,248	20,322	17,049	23,335	89,954
Total revenues	217,329	215,306	231,677	172,388	836,700

Operating Expenses
Room	32,462	31,931	32,351	26,566	123,310
Food and beverage	42,883	42,714	43,570	31,821	160,988
Other expenses	76,826	80,170	79,290	68,682	304,968
Corporate overhead	7,936	7,879	8,717	10,714	35,246
Depreciation and amortization	27,985	27,333	27,232	27,220	109,770
Impairment loss	3,466	—	—	—	3,466
Total operating expenses	191,558	190,027	191,160	165,003	737,748

Interest and other income	476	270	116	4,380	5,242
Interest expense	(11,717)	(9,269)	(5,938)	(4,964)	(31,888)
Loss on extinguishment of debt	—	(784)	—	(230)	(1,014)
Income before income taxes	14,530	15,496	34,695	6,571	71,292
Income tax (provision) benefit, net	(485)	290	(28)	(136)	(359)
Net income	$14,045	$15,786	$34,667	$6,435	$70,933

Comparable Hotel Adjusted EBITDAre (2)	$54,084	$60,336	$77,779	$44,907	$237,106

Comparable Adjusted EBITDAre (3)	$60,995	$54,762	$70,502	$39,323	$225,582

Comparable Adjusted FFO attributable to common stockholders (4)	$45,951	$42,178	$59,522	$28,403	$176,054

Comparable Adjusted FFO attributable to common stockholders per diluted share (4)	$0.23	$0.21	$0.29	$0.14	$0.87

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information February 23, 2024

Comparable Consolidated Statements of Operations

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended (1)				Year Ended (1)
(Unaudited and in thousands, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2019	2019	2019	2019	2019
Revenues
Room	$123,187	$123,008	$131,292	$128,712	$506,199
Food and beverage	52,480	47,576	60,233	58,709	218,998
Other operating	15,768	15,722	14,593	13,847	59,930
Total revenues	191,435	186,306	206,118	201,268	785,127

Operating Expenses
Room	30,528	30,968	31,093	30,633	123,222
Food and beverage	35,894	34,713	37,949	37,908	146,464
Other expenses	65,439	63,171	65,606	65,856	260,072
Corporate overhead	7,275	7,395	8,078	7,516	30,264
Depreciation and amortization	23,715	23,818	23,227	23,095	93,855
Total operating expenses	162,851	160,065	165,953	165,008	653,877

Interest and other income	3,060	3,762	4,811	4,924	16,557
Interest expense	(6,880)	(9,074)	(11,634)	(10,149)	(37,737)
Income before income taxes	24,764	20,929	33,342	31,035	110,070
Income tax (provision) benefit, net	(1,034)	749	(2,676)	3,112	151
Net income	$23,730	$21,678	$30,666	$34,147	$110,221

Comparable Hotel Adjusted EBITDAre (2)	$59,672	$57,489	$71,534	$67,146	$255,841

Comparable Adjusted EBITDAre (3)	$57,179	$55,647	$69,881	$66,498	$249,205

*Footnotes on page 11

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information February 23, 2024

Comparable Consolidated Statements of Operations

Footnotes

(1)	Excludes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022 and the Boston Park Plaza sold in October 2023. Also excludes results and the gain on extinguishment of debt due to the resolution of potential employee-related obligations for the Hilton Times Square in connection with the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel’s mortgage holder which transferred the Company’s leasehold interest in the hotel to the mortgage holder, and the elimination of interest expense on the mortgage loan secured by the Renaissance Washington DC (now The Westin Washington, DC Downtown) due to its repayment in December 2020. Includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, adjusted for the Company's pro forma depreciation expense.
(2)	Comparable Hotel Adjusted EBITDAre reconciliations for the fourth quarters and years included in this presentation can be found in the following pages. Additional details can be found in our earnings release, furnished in Exhibit 99.1 to our 8-K filed on February 23, 2024. Comparable Hotel Adjusted EBITDAre presented for the four quarters and years ended December 31, 2023 and 2022 includes all hotels owned by the Company as of December 31, 2023. Comparable Hotel Adjusted EBITDAre presented for the four quarters and year ended December 31, 2019 excludes the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019.
(3)	Comparable Adjusted EBITDAre reconciliations for each of the quarters and years included in this presentation can be found in the following pages and reflect the adjustments noted in Footnote 1 above, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(4)	Comparable Adjusted FFO attributable to common stockholders and Comparable Adjusted FFO attributable to common stockholders per diluted share reconciliations for each of the quarters and years included in this presentation can be found in the following pages and reflect the adjustments noted in Footnotes 1 and 3 above, along with repurchases totaling 10.2 million and 6.0 million shares of common stock in 2022 and 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2023 – Q1 2023, FY 2023

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2023	2023	2023	2023	2023

Net income	$126,985	$15,558	$43,078	$21,087	$206,708
Operations held for investment:
Depreciation and amortization	29,135	33,188	32,397	32,342	127,062
Interest expense	16,768	11,894	9,223	13,794	51,679
Income tax provision, net	2,799	602	803	358	4,562
Gain on sale of assets	(123,820)	—	—	—	(123,820)
EBITDAre	51,867	61,242	85,501	67,581	266,191

Operations held for investment:
Amortization of deferred stock compensation	2,512	2,511	3,325	2,427	10,775
Amortization of right-of-use assets and obligations	(20)	(13)	(17)	(52)	(102)
Amortization of contract intangibles, net	—	(19)	(18)	(18)	(55)
Gain on extinguishment of debt	(8)	(9)	(12)	(9,909)	(9,938)
Hurricane-related insurance restoration proceeds	—	—	(3,722)	—	(3,722)
Property-level severance	297	—	—	—	297
Adjustments to EBITDAre, net	2,781	2,470	(444)	(7,552)	(2,745)

Adjusted EBITDAre	54,648	63,712	85,057	60,029	263,446
Sold hotel Adjusted EBITDAre (1)	(5,420)	(12,926)	(12,675)	(1,003)	(32,024)

Comparable Adjusted EBITDAre	$49,228	$50,786	$72,382	$59,026	$231,422

*Footnotes on page 13

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2023 – Q1 2023, FY 2023

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2023	2023	2023	2023	2023

Net income	$126,985	$15,558	$43,078	$21,087	$206,708
Preferred stock dividends	(3,226)	(3,226)	(3,768)	(3,768)	(13,988)
Operations held for investment:
Real estate depreciation and amortization	28,979	33,025	32,240	32,191	126,435
Gain on sale of assets	(123,820)	—	—	—	(123,820)
FFO attributable to common stockholders	28,918	45,357	71,550	49,510	195,335

Operations held for investment:
Amortization of deferred stock compensation	2,512	2,511	3,325	2,427	10,775
Real estate amortization of right-of-use assets and obligations	(134)	(124)	(128)	(119)	(505)
Amortization of contract intangibles, net	105	84	85	83	357
Noncash interest on derivatives, net	3,600	(1,469)	(3,711)	1,832	252
Gain on extinguishment of debt	(8)	(9)	(12)	(9,909)	(9,938)
Hurricane-related insurance restoration proceeds	—	—	(3,722)	—	(3,722)
Property-level severance	297	—	—	—	297
Income tax related to hotel disposition	3,662	—	—	—	3,662
Adjustments to FFO attributable to common stockholders, net	10,034	993	(4,163)	(5,686)	1,178

Adjusted FFO attributable to common stockholders	38,952	46,350	67,387	43,824	196,513
Sold hotel Adjusted FFO (1)	(5,420)	(12,926)	(12,675)	(1,003)	(32,024)

Comparable Adjusted FFO attributable to common stockholders	$33,532	$33,424	$54,712	$42,821	$164,489

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.17	$0.16	$0.27	$0.21	$0.81

Basic weighted average shares outstanding	203,612	205,570	206,181	207,035	205,590
Shares associated with unvested restricted stock awards	613	411	733	501	508
Diluted weighted average shares outstanding	204,225	205,981	206,914	207,536	206,098
Equity transactions (2)	(1,164)	(3,123)	(3,764)	(4,833)	(3,211)
Comparable diluted weighted average shares outstanding	203,061	202,858	203,150	202,703	202,887

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Boston Park Plaza sold in October 2023.
(2)	Equity transactions represent repurchases totaling 2.0 million, 0.3 million, 1.6 million and 2.1 million shares of common stock in the first, second, third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Operations held for investment:
Depreciation and amortization	32,393	31,750	30,893	31,360	126,396
Interest expense	11,717	9,269	5,938	5,081	32,005
Income tax provision (benefit), net	485	(290)	28	136	359
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Impairment loss - depreciable assets	1,379	—	—	—	1,379
EBITDAre	63,437	61,217	74,551	28,754	227,959

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Amortization of right-of-use assets and obligations	(359)	(350)	(354)	(346)	(1,409)
Amortization of contract intangibles, net	(18)	(19)	(18)	(6)	(61)
Finance lease obligation interest - cash ground rent	—	—	—	(117)	(117)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses net of insurance restoration proceeds	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment loss - right-of-use asset	2,087	—	—	—	2,087
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Depreciation and amortization	—	—	(666)	(790)	(1,456)
Interest expense	—	—	(206)	(168)	(374)
Amortization of right-of-use asset and obligation	—	—	60	72	132
Adjustments to EBITDAre, net	5,340	2,631	(557)	(1,591)	5,823

Adjusted EBITDAre, excluding noncontrolling interest	68,777	63,848	73,994	27,163	233,782
Sold hotel Adjusted EBITDAre (1)	(7,782)	(9,086)	(9,529)	4,392	(22,005)
Acquisition hotel Adjusted EBITDAre (2)	—	—	6,037	7,768	13,805

Comparable Adjusted EBITDAre	$60,995	$54,762	$70,502	$39,323	$225,582

*Footnotes on page 16

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2022	2022	2022	2022	2022

Net income	$17,463	$20,488	$37,692	$15,123	$90,766
Preferred stock dividends	(3,350)	(3,351)	(3,773)	(3,773)	(14,247)
Operations held for investment:
Real estate depreciation and amortization	32,023	31,313	30,456	31,027	124,819
Gain on sale of assets	—	—	—	(22,946)	(22,946)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	—	—	(2,343)	(1,134)	(3,477)
Real estate depreciation and amortization	—	—	(666)	(790)	(1,456)
FFO attributable to common stockholders	46,136	48,450	61,366	17,507	173,459

Operations held for investment:
Amortization of deferred stock compensation	2,230	2,230	2,853	3,578	10,891
Real estate amortization of right-of-use assets and obligations	(287)	(288)	(294)	(286)	(1,155)
Amortization of contract intangibles, net	78	141	143	60	422
Noncash interest on derivatives, net	710	(39)	(1,023)	(1,842)	(2,194)
(Gain) loss on extinguishment of debt, net	(26)	770	(21)	213	936
Hurricane-related losses net of insurance restoration proceeds	—	—	138	(2,893)	(2,755)
Property-level severance	729	—	—	—	729
Costs associated with financing no longer pursued	697	—	—	—	697
Impairment losses - right-of-use and depreciable assets	3,466	—	—	—	3,466
Noncontrolling interest:
Real estate amortization of right-of-use asset and obligation	—	—	60	72	132
Noncash interest on derivatives, net	—	—	(2)	2	—
Adjustments to FFO attributable to common stockholders, net	7,597	2,814	1,854	(1,096)	11,169

Adjusted FFO attributable to common stockholders	53,733	51,264	63,220	16,411	184,628
Sold hotel Adjusted FFO (1)	(7,782)	(9,086)	(9,529)	4,392	(22,005)
Acquisition hotel Adjusted FFO (2)	—	—	5,831	7,600	13,431

Comparable Adjusted FFO attributable to common stockholders	$45,951	$42,178	$59,522	$28,403	$176,054

Comparable Adjusted FFO attributable to common stockholders per diluted share	$0.23	$0.21	$0.29	$0.14	$0.87

Basic weighted average shares outstanding	209,097	211,010	213,183	217,271	212,613
Shares associated with unvested restricted stock awards	449	594	354	305	358
Diluted weighted average shares outstanding	209,546	211,604	213,537	217,576	212,971
Equity transactions (3)	(7,037)	(8,950)	(11,139)	(15,475)	(10,623)
Comparable diluted weighted average shares outstanding	202,509	202,654	202,398	202,101	202,348

*Footnotes on page 16

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre,

FFO and Adjusted FFO Attributable to Common Stockholders

Q4 2022 – Q1 2022, FY 2022 Footnotes

(1)	Sold hotel Adjusted EBITDAre and Adjusted FFO include results for the Hyatt Centric Chicago Magnificent Mile sold in February 2022, along with the Embassy Suites Chicago and the Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022 and the Boston Park Plaza sold in October 2023.
(2)	Acquisition hotel Adjusted EBITDAre and Adjusted FFO include prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.
(3)	Equity transactions represent repurchases totaling 3.9 million, 3.2 million, 0.9 million and 2.2 million shares of common stock in the first, second, third and fourth quarters of 2022, respectively, along with the repurchases of 2.0 million, 0.3 million, 1.6 million and 2.1 million shares of common stock in the first, second, third and fourth quarters of 2023, respectively.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019

	Quarter Ended				Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands)	2019	2019	2019	2019	2019

Net income	$45,414	$33,545	$45,918	$17,916	$142,793
Operations held for investment:
Depreciation and amortization	37,264	37,573	36,524	36,387	147,748
Interest expense	10,822	13,259	15,816	14,326	54,223
Income tax provision (benefit), net	1,034	(749)	2,676	(3,112)	(151)
Gain on sale of assets	(42,935)	—	—	—	(42,935)
Impairment loss	24,713	—	—	—	24,713
EBITDAre	76,312	83,628	100,934	65,517	326,391

Operations held for investment:
Amortization of deferred stock compensation	2,145	2,146	2,900	2,122	9,313
Amortization of right-of-use assets and obligations	(259)	(253)	(251)	(19)	(782)
Finance lease obligation interest - cash ground rent	(407)	(589)	(590)	(589)	(2,175)
Prior year property tax adjustments, net	(121)	(9)	109	189	168
Prior owner contingency funding	—	—	(900)	—	(900)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(998)	(2,508)	(1,955)	(1,599)	(7,060)
Depreciation and amortization	(803)	(793)	(640)	(639)	(2,875)
Interest expense	(476)	(532)	(558)	(560)	(2,126)
Amortization of right-of-use asset and obligation	73	72	73	72	290
Adjustments to EBITDAre, net	(846)	(2,466)	(1,812)	(1,023)	(6,147)

Adjusted EBITDAre, excluding noncontrolling interest	75,466	81,162	99,122	64,494	320,244
Sold/Disposed hotel Adjusted EBITDAre (1)	(22,540)	(29,281)	(34,352)	(4,697)	(90,870)
Acquisition hotel Adjusted EBITDAre (2)	4,253	3,766	5,111	6,701	19,831

Comparable Adjusted EBITDAre	$57,179	$55,647	$69,881	$66,498	$249,205

*Footnotes on Page 18

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information February 23, 2024

Comparable Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre

Q4 2019 – Q1 2019, FY 2019 Footnotes

(1)	Sold/Disposed hotel Adjusted EBITDAre includes results for the Courtyard by Marriott Los Angeles, the Renaissance Harborplace, the Renaissance Los Angeles Airport, the Renaissance Westchester, the Embassy Suites La Jolla and the Hyatt Centric Chicago Magnificent Mile sold in October 2019, July 2020, December 2020, October 2021, December 2021 and February 2022, respectively, along with the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022 and the Boston Park Plaza sold in October 2023. In addition, includes results for the Hilton Times Square due to the assignment-in-lieu agreement executed in December 2020 between the Company and the hotel's mortgage holder, which transferred the Company's leasehold interest in the hotel to the mortgage holder.
(2)	Acquisition hotel Adjusted EBITDAre includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022, along with the elimination of noncontrolling interest due to the Company's acquisition of the outside 25% ownership interest in the joint venture that owned the Hilton San Diego Bayfront in June 2022.

COMPARABLE CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information February 23, 2024

CAPITALIZATION

CAPITALIZATION	Page 19

Supplemental Financial Information February 23, 2024

Comparative Capitalization
Q4 2023 – Q4 2022

	December 31,	September 30,	June 30,	March 31,	December 31,
(In thousands, except per share data)	2023	2023	2023	2023	2022

Common Share Price & Dividends
At the end of the quarter	$10.73	$9.35	$10.12	$9.88	$9.66
High during quarter ended	$11.05	$10.50	$10.79	$11.26	$11.19
Low during quarter ended	$9.04	$8.67	$9.39	$8.87	$9.42
Common dividends per share	$0.13	$0.07	$0.05	$0.05	$0.05

Common Shares & Units
Common shares outstanding	203,480	205,623	207,185	207,410	209,320
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	203,480	205,623	207,185	207,410	209,320

Capitalization
Market value of common equity	$2,183,336	$1,922,578	$2,096,709	$2,049,211	$2,022,036
Liquidation value of preferred equity - Series G	66,250	66,250	66,250	66,250	66,250
Liquidation value of preferred equity - Series H	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series I	100,000	100,000	100,000	100,000	100,000
Total debt	819,050	819,582	820,100	815,612	816,136
Total capitalization	$3,283,636	$3,023,410	$3,198,059	$3,146,073	$3,119,422

Total debt to total capitalization	24.9%	27.1%	25.6%	25.9%	26.2%
Total debt and preferred equity to total capitalization	33.5%	36.4%	34.4%	34.9%	35.2%

CAPITALIZATION	Page 20

Supplemental Financial Information February 23, 2024

Debt Summary Schedule

(In thousands)		Interest Rate /	Maturity	December 31, 2023
Debt	Collateral	Spread	Date (1)	Balance

Secured Mortgage Debt	JW Marriott New Orleans	4.15%	12/11/2024	$74,050
Series A Senior Notes	Unsecured	4.69%	01/10/2026	65,000
Term Loan 3 (2)	Unsecured	6.81%	05/01/2026	225,000
Term Loan 1 (3)	Unsecured	5.25%	07/25/2027	175,000
Revolving Line of Credit	Unsecured	Adj. SOFR + 1.40%	07/25/2027	—
Series B Senior Notes	Unsecured	4.79%	01/10/2028	105,000
Term Loan 2 (3)	Unsecured	6.77%	01/25/2028	175,000

Total Debt				$819,050

Preferred Stock
Series G cumulative redeemable preferred (4)		1.878%	perpetual	$66,250
Series H cumulative redeemable preferred		6.125%	perpetual	115,000
Series I cumulative redeemable preferred		5.70%	perpetual	100,000
Total Preferred Stock				$281,250

Debt and Preferred Statistics
			Debt Statistics	Debt and Preferred Statistics
% Fixed Rate Debt			51.2%	63.6%
% Floating Rate Debt			48.8%	36.4%
Average Interest Rate			5.80%	5.59%
Weighted Average Maturity of Debt			3.0 years	N/A

(1)	Maturity Date assumes the exercise of all available extensions for the Revolving Line of Credit and Term Loan 3. By extending these loans, the Company's weighted average maturity of debt increases from 2.8 years to 3.0 years.
(2)	In May 2023, the Company entered into a new $225.0 million term loan agreement ("Term Loan 3"). Interest rates on Term Loan 3 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. Term Loan 3 has an initial term of two years with one 12-month extension, which would result in an extended maturity of May 2026.
(3)	Pursuant to the Second Amended Credit Agreement, interest rates on Term Loan 1 and Term Loan 2 are calculated on a leverage-based pricing grid ranging from 135 to 220 basis points over the applicable adjusted term SOFR. In May 2023, the pricing grid was reduced by 0.02% to a range of 133 to 218 basis points as the Company achieved the 2022 sustainability performance metric specified in the Second Amended Credit Agreement. The reduction in the pricing grid will be evaluated annually and is subject to the Company's continued ability to satisfy its sustainability metric. The interest rate for Term Loan 1 includes the effects of the Company's interest rate derivative swaps.
(4)	The Series G cumulative redeemable preferred stock has an initial dividend rate equal to the Montage Healdsburg's annual net operating income yield on the Company's investment in the resort. In 2023, the Company declared cash dividends of $0.469437 per share, which equates to an annual yield of 1.878%. The annual dividend rate may increase in 2024 to the greater of 3.0% or the rate equal to the Montage Healdsburg's annual net operating income yield on the Company's total investment in the resort.

CAPITALIZATION	Page 21

Supplemental Financial Information February 23, 2024

PROPERTY-LEVEL DATA AND OPERATING STATISTICS

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 22

Supplemental Financial Information February 23, 2024

Hotel Information as of February 23, 2024

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Interest	Year Acquired

1	Hilton San Diego Bayfront (1) (2)	California	Hilton	1,190	18%	Leasehold	2011 / 2022
2	Hyatt Regency San Francisco	California	Hyatt	821	12%	Fee Simple	2013
3	The Westin Washington, DC Downtown	Washington DC	Marriott	807	12%	Fee Simple	2005
4	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	12%	Fee Simple	2005
5	Wailea Beach Resort	Hawaii	Marriott	547	8%	Fee Simple	2014
6	JW Marriott New Orleans (3)	Louisiana	Marriott	501	8%	Fee Simple	2011
7	Marriott Boston Long Wharf	Massachusetts	Marriott	415	6%	Fee Simple	2007
8	Renaissance Long Beach	California	Marriott	374	6%	Fee Simple	2005
9	The Confidante Miami Beach	Florida	Hyatt	339	5%	Fee Simple	2022
10	The Bidwell Marriott Portland	Oregon	Marriott	258	4%	Fee Simple	2000
11	Hilton New Orleans St. Charles	Louisiana	Hilton	252	4%	Fee Simple	2013
12	Oceans Edge Resort & Marina	Florida	Independent	175	3%	Fee Simple	2017
13	Montage Healdsburg (4)	California	Montage	130	2%	Fee Simple	2021
14	Four Seasons Resort Napa Valley (4)	California	Four Seasons	85	1%	Fee Simple	2021

	Total Portfolio			6,675	100%

(1)	In June 2022, the Company acquired the 25.0% noncontrolling partner's ownership interest in the Hilton San Diego Bayfront. Following this acquisition, the Company owns 100% of the hotel.
(2)	The ground lease at the Hilton San Diego Bayfront matures in 2071.
(3)	Hotel is subject to a municipal airspace lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel’s operations.
(4)	The number of rooms excludes rooms provided by owners of the separately owned private residences at each resort who may periodically elect to participate in the residential rental program.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 23

Supplemental Financial Information February 23, 2024

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

Q4 2023/2022/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Quarter Ended December 31,				For the Quarter Ended December 31,					For the Quarter Ended December 31,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022		2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront	$252.87	$257.63	$217.65	(1.8)%	76.0%	76.0%	82.4%	—	bps	$192.18	$195.80	$179.34	(1.8)%
Hyatt Regency San Francisco (1)	307.42	280.82	319.68	9.5%	66.6%	67.7%	88.2%	(110)	bps	204.74	190.12	281.96	7.7%
The Westin Washington, DC Downtown (1)	278.61	239.25	238.17	16.5%	58.4%	44.2%	73.4%	1,420	bps	162.71	105.75	174.82	53.9%
Renaissance Orlando at SeaWorld®	180.45	185.85	174.42	(2.9)%	60.4%	65.1%	81.2%	(470)	bps	108.99	120.99	141.63	(9.9)%
Wailea Beach Resort	699.17	727.99	505.64	(4.0)%	72.4%	72.9%	89.8%	(50)	bps	506.20	530.70	454.06	(4.6)%
JW Marriott New Orleans	242.76	255.19	208.88	(4.9)%	66.3%	70.1%	82.6%	(380)	bps	160.95	178.89	172.53	(10.0)%
Marriott Boston Long Wharf	380.01	358.07	314.91	6.1%	71.2%	69.7%	84.4%	150	bps	270.57	249.57	265.78	8.4%
Renaissance Long Beach (1)	210.35	204.42	179.29	2.9%	49.0%	68.3%	77.8%	(1,930)	bps	103.07	139.62	139.49	(26.2)%
The Bidwell Marriott Portland	155.55	162.34	170.52	(4.2)%	52.6%	41.3%	65.1%	1,130	bps	81.82	67.05	111.01	22.0%
Hilton New Orleans St. Charles	184.50	195.89	172.91	(5.8)%	71.4%	73.7%	67.8%	(230)	bps	131.73	144.37	117.23	(8.8)%
Oceans Edge Resort & Marina	315.40	368.16	233.25	(14.3)%	76.6%	66.3%	84.4%	1,030	bps	241.60	244.09	196.86	(1.0)%

11 Hotel Portfolio (2)	300.73	298.18	259.24	0.9%	66.2%	65.8%	81.1%	40	bps	199.08	196.20	210.24	1.5%

Montage Healdsburg	1,043.74	1,128.82	N/A	(7.5)%	47.9%	46.7%	N/A	120	bps	499.95	527.16	N/A	(5.2)%
Four Seasons Resort Napa Valley	1,484.28	1,838.15	N/A	(19.3)%	40.8%	45.3%	N/A	(450)	bps	605.59	832.68	N/A	(27.3)%

Comparable Portfolio, Excluding Renovation Hotel (3)	322.91	325.75	N/A	(0.9)%	65.4%	65.1%	N/A	30	bps	211.18	212.06	N/A	(0.4)%

Add: Renovation Hotel (1)
The Confidante Miami Beach	223.71	286.17	188.50	(21.8)%	53.0%	69.4%	81.0%	(1,640)	bps	118.57	198.60	152.69	(40.3)%

Comparable Portfolio (4)	$318.80	$323.62	N/A	(1.5)%	64.8%	65.3%	N/A	(50)	bps	$206.58	$211.32	N/A	(2.2)%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 24

Supplemental Financial Information February 23, 2024

Property-Level Operating Statistics

ADR, Occupancy and RevPAR

2023/2022/2019

	ADR				Occupancy					RevPAR
Hotels sorted by number of rooms	For the Year Ended December 31,				For the Year Ended December 31,					For the Year Ended December 31,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022		2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$275.56	$270.47	$247.20	1.9%	82.8%	76.6%	81.4%	620	bps	$228.16	$207.18	$201.22	10.1%
Hyatt Regency San Francisco (1)	302.07	267.52	322.08	12.9%	69.6%	58.5%	89.0%	1,110	bps	210.24	156.50	286.65	34.3%
The Westin Washington, DC Downtown (1)	264.81	241.85	232.64	9.5%	56.7%	49.7%	78.1%	700	bps	150.15	120.20	181.69	24.9%
Renaissance Orlando at SeaWorld®	192.39	184.16	168.18	4.5%	70.4%	67.2%	78.9%	320	bps	135.44	123.76	132.69	9.4%
Wailea Beach Resort	691.03	694.73	478.47	(0.5)%	75.6%	79.2%	91.2%	(360)	bps	522.42	550.23	436.36	(5.1)%
JW Marriott New Orleans	240.59	238.68	206.47	0.8%	69.6%	62.0%	83.9%	760	bps	167.45	147.98	173.23	13.2%
Marriott Boston Long Wharf	380.88	375.26	332.29	1.5%	73.6%	66.8%	86.7%	680	bps	280.33	250.67	288.10	11.8%
Renaissance Long Beach (1)	222.74	208.11	189.85	7.0%	71.3%	73.2%	81.6%	(190)	bps	158.81	152.34	154.92	4.2%
The Bidwell Marriott Portland	168.78	169.24	186.05	(0.3)%	55.7%	47.2%	80.1%	850	bps	94.01	79.88	149.03	17.7%
Hilton New Orleans St. Charles	182.29	184.84	169.29	(1.4)%	68.2%	60.5%	74.3%	770	bps	124.32	111.83	125.78	11.2%
Oceans Edge Resort & Marina (1)	354.61	432.83	242.04	(18.1)%	76.6%	73.9%	88.7%	270	bps	271.63	319.86	214.69	(15.1)%

11 Hotel Portfolio (2)	303.48	301.18	262.95	0.8%	71.0%	65.6%	83.0%	540	bps	215.47	197.57	218.25	9.1%

Montage Healdsburg	1,065.10	1,103.21	N/A	(3.5)%	52.5%	54.4%	N/A	(190)	bps	559.18	600.15	N/A	(6.8)%
Four Seasons Resort Napa Valley	1,512.81	1,778.25	N/A	(14.9)%	45.2%	45.2%	N/A	—	bps	683.79	803.77	N/A	(14.9)%

Comparable Portfolio, Excluding Renovation Hotel (3)	326.76	329.39	N/A	(0.8)%	70.3%	65.1%	N/A	520	bps	229.71	214.43	N/A	7.1%

Add: Renovation Hotel (1)
The Confidante Miami Beach	277.44	303.82	196.84	(8.7)%	60.7%	71.9%	80.3%	(1,120)	bps	168.41	218.45	158.06	(22.9)%

Comparable Portfolio (4)	$324.58	$327.97	N/A	(1.0)%	69.8%	65.4%	N/A	440	bps	$226.56	$214.49	N/A	5.6%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 25

Supplemental Financial Information February 23, 2024

Property-Level Operating Statistics

Total RevPAR (TRevPAR)

Q4 and FY 2023/2022/2019

Hotels sorted by number of rooms	For the Quarter Ended December 31,				For the Year Ended December 31,
	2023	2022	2019	2023 vs. 2022	2023	2022	2019	2023 vs. 2022
Hilton San Diego Bayfront (1)	$377.77	$382.49	$312.85	(1.2)%	$422.92	$370.75	$351.61	14.1%
Hyatt Regency San Francisco (1)	306.08	279.31	422.60	9.6%	302.02	229.18	411.48	31.8%
The Westin Washington, DC Downtown (1)	269.88	176.91	274.20	52.6%	229.60	188.76	287.84	21.6%
Renaissance Orlando at SeaWorld®	255.99	255.18	293.84	0.3%	305.93	273.15	293.61	12.0%
Wailea Beach Resort	731.36	727.78	625.99	0.5%	759.04	794.50	617.62	(4.5)%
JW Marriott New Orleans	232.57	230.95	231.70	0.7%	232.35	188.88	229.00	23.0%
Marriott Boston Long Wharf	379.75	367.52	392.17	3.3%	391.88	351.50	406.92	11.5%
Renaissance Long Beach (1)	149.87	192.62	194.64	(22.2)%	211.30	198.91	214.49	6.2%
The Bidwell Marriott Portland	111.86	99.51	130.09	12.4%	130.21	110.23	171.95	18.1%
Hilton New Orleans St. Charles	152.51	163.82	132.51	(6.9)%	150.21	139.28	142.86	7.8%
Oceans Edge Resort & Marina (1)	381.11	366.79	299.74	3.9%	430.49	474.11	332.34	(9.2)%

11 Hotel Portfolio (2)	323.93	309.76	324.28	4.6%	342.35	308.94	336.30	10.8%

Montage Healdsburg	956.30	1,012.03	N/A	(5.5)%	1,027.20	1,077.98	N/A	(4.7)%
Four Seasons Resort Napa Valley	1,086.58	1,286.75	N/A	(15.6)%	1,253.57	1,293.83	N/A	(3.1)%

Comparable Portfolio, Excluding Renovation Hotel (3)	348.30	338.17	N/A	3.0%	369.99	338.61	N/A	9.3%

Add: Renovation Hotel (1)
The Confidante Miami Beach	152.17	321.57	282.05	(52.7)%	264.52	348.08	282.49	(24.0)%

Comparable Portfolio (4)	$338.35	$337.33	N/A	0.3%	$364.64	$339.09	N/A	7.5%

*Footnotes on page 27

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 26

Supplemental Financial Information February 23, 2024

Property-Level Operating Statistics

Q4 and FY 2023/2022/2019 Footnotes

(1)	Operating statistics for the fourth quarter and full year 2023 are impacted by renovation activity at Renaissance Long Beach, The Confidante Miami Beach and The Westin Washington, DC Downtown. During the fourth quarter 2023, the Company began a transformational renovation of The Confidante Miami Beach in preparation for its conversion to Andaz Miami Beach. Operating statistics for the fourth quarter and full year 2022 are impacted by renovation activity at Hyatt Regency San Francisco and The Westin Washington, DC Downtown. Operating statistics for full year 2019 are impacted by renovation activity at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	The 11 Hotel Portfolio consists of the Comparable Portfolio, Excluding Renovation Hotel (defined below) and also excludes the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019.
(3)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2023, with the exception of The Confidante Miami Beach due to its renovation activity during the fourth quarter 2023.
(4)	Comparable Portfolio consists of all hotels owned by the Company as of December 31, 2023. Comparable Portfolio presented for the fourth quarter 2019 and the full years 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL DATA AND OPERATING STATISTICS	Page 27

Supplemental Financial Information February 23, 2024

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 28

Supplemental Financial Information February 23, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2023/2022

Hotels sorted by number of rooms	For the Quarter Ended December 31,
	2023			2022
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$41,358	$11,484	27.8%	$41,875	$12,335	29.5%	(170)	bps
Hyatt Regency San Francisco (1)	23,120	2,786	12.1%	21,096	2,459	11.7%	40	bps
The Westin Washington, DC Downtown (1)	20,037	3,633	18.1%	13,135	1,351	10.3%	780	bps
Renaissance Orlando at SeaWorld®	18,394	4,774	26.0%	18,336	5,045	27.5%	(150)	bps
Wailea Beach Resort	36,804	14,244	38.7%	36,624	14,431	39.4%	(70)	bps
JW Marriott New Orleans	10,719	3,765	35.1%	10,645	4,262	40.0%	(490)	bps
Marriott Boston Long Wharf	14,499	5,320	36.7%	14,031	4,815	34.3%	240	bps
Renaissance Long Beach (1)	5,157	138	2.7%	6,627	1,568	23.7%	(2,100)	bps
The Bidwell Marriott Portland	2,655	285	10.7%	2,362	32	1.4%	930	bps
Hilton New Orleans St. Charles	3,535	1,229	34.8%	3,798	1,394	36.7%	(190)	bps
Oceans Edge Resort & Marina	6,136	1,996	32.5%	5,906	2,169	36.7%	(420)	bps
Montage Healdsburg	11,438	900	7.9%	12,104	1,511	12.5%	(460)	bps
Four Seasons Resort Napa Valley	9,497	(479)	(5.0)%	10,773	238	2.2%	(720)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	203,349	50,075	24.6%	197,312	51,610	26.2%	(160)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,745	(220)	(4.6)%	10,030	2,474	24.7%	(2,930)	bps

Comparable Portfolio (3)	208,094	49,855	24.0%	207,342	54,084	26.1%	(210)	bps

Add: Sold Hotel (4)	11,131	5,420	48.7%	26,797	7,782	29.0%	N/A

Actual Portfolio (5)	$219,225	$55,275	25.2%	$234,139	$61,866	26.4%	(120)	bps

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 29

Supplemental Financial Information February 23, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 2023/2019

Hotels sorted by number of rooms	For the Quarter Ended December 31,
	2023			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$41,358	$11,484	27.8%	$34,249	$8,787	25.7%	210	bps
Hyatt Regency San Francisco	23,120	2,786	12.1%	31,798	8,363	26.3%	(1,420)	bps
The Westin Washington, DC Downtown (1)	20,037	3,633	18.1%	20,358	5,976	29.4%	(1,130)	bps
Renaissance Orlando at SeaWorld®	18,394	4,774	26.0%	21,113	7,463	35.3%	(930)	bps
Wailea Beach Resort	36,804	14,244	38.7%	31,502	12,424	39.4%	(70)	bps
JW Marriott New Orleans	10,719	3,765	35.1%	10,680	4,482	42.0%	(690)	bps
Marriott Boston Long Wharf	14,499	5,320	36.7%	14,973	5,455	36.4%	30	bps
Renaissance Long Beach (1)	5,157	138	2.7%	6,698	1,747	26.1%	(2,340)	bps
The Bidwell Marriott Portland	2,655	285	10.7%	2,980	762	25.6%	(1,490)	bps
Hilton New Orleans St. Charles	3,535	1,229	34.8%	3,072	729	23.7%	1,110	bps
Oceans Edge Resort & Marina	6,136	1,996	32.5%	4,826	1,435	29.7%	280	bps

11 Hotel Portfolio (6)	182,414	49,654	27.2%	182,249	57,623	31.6%	(440)	bps

Montage Healdsburg	11,438	900	7.9%	N/A	N/A	N/A	N/A
Four Seasons Resort Napa Valley	9,497	(479)	(5.0)%	N/A	N/A	N/A	N/A

Comparable Portfolio, Excluding Renovation Hotel (2)	203,349	50,075	24.6%	182,249	57,623	31.6%	N/A

Add: Renovation Hotel (1)
The Confidante Miami Beach	4,745	(220)	(4.6)%	9,186	2,049	22.3%	(2,690)	bps

Comparable Portfolio (3)	208,094	49,855	24.0%	191,435	59,672	31.2%	N/A

Less: Prior Ownership (7)
The Confidante Miami Beach	N/A	N/A	N/A	(9,186)	(2,049)	22.3%	N/A

Add: Sold/Disposed Hotels (4)	11,131	5,420	48.7%	90,681	22,540	24.9%	N/A

Actual Portfolio (5)	$219,225	$55,275	25.2%	$272,930	$80,163	29.4%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 30

Supplemental Financial Information February 23, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2023/2022

Hotels sorted by number of rooms	For the Year Ended December 31,
	2023			2022
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront	$183,695	$58,457	31.8%	$161,035	$52,560	32.6%	(80)	bps
Hyatt Regency San Francisco (1)	90,505	13,269	14.7%	68,677	5,737	8.4%	630	bps
The Westin Washington, DC Downtown (1)	67,630	12,019	17.8%	55,600	10,114	18.2%	(40)	bps
Renaissance Orlando at SeaWorld®	87,211	27,531	31.6%	77,866	23,770	30.5%	110	bps
Wailea Beach Resort	151,546	58,213	38.4%	158,625	65,972	41.6%	(320)	bps
JW Marriott New Orleans	42,489	16,269	38.3%	34,540	12,343	35.7%	260	bps
Marriott Boston Long Wharf	59,360	21,456	36.1%	53,243	18,974	35.6%	50	bps
Renaissance Long Beach (1)	28,844	7,098	24.6%	27,153	7,961	29.3%	(470)	bps
The Bidwell Marriott Portland	12,262	2,061	16.8%	10,380	1,563	15.1%	170	bps
Hilton New Orleans St. Charles	13,816	4,766	34.5%	12,811	4,471	34.9%	(40)	bps
Oceans Edge Resort & Marina	27,498	9,965	36.2%	30,284	11,975	39.5%	(330)	bps
Montage Healdsburg	48,741	5,214	10.7%	51,150	6,158	12.0%	(130)	bps
Four Seasons Resort Napa Valley	43,385	2,533	5.8%	42,279	3,087	7.3%	(150)	bps

Comparable Portfolio, Excluding Renovation Hotel (2)	856,982	238,851	27.9%	783,643	224,685	28.7%	(80)	bps

Add: Renovation Hotel (1)
The Confidante Miami Beach	32,730	5,881	18.0%	43,070	12,421	28.8%	(1,080)	bps

Comparable Portfolio (3)	889,712	244,732	27.5%	826,713	237,106	28.7%	(120)	bps

Less: Prior Ownership (7)
The Confidante Miami Beach	N/A	N/A	N/A	(22,637)	(8,630)	38.1%	N/A

Add: Sold Hotels (4)	96,713	32,024	33.1%	97,915	22,005	22.5%	N/A

Actual Portfolio (5)	$986,425	$276,756	28.1%	$901,991	$250,481	27.8%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 31

Supplemental Financial Information February 23, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

FY 2023/2019

Hotels sorted by number of rooms	For the Year Ended December 31,
	2023			2019
(In thousands)			Hotel Adjusted			Hotel Adjusted	Hotel Adjusted
	Total	Hotel Adjusted	EBITDAre	Total	Hotel Adjusted	EBITDAre	EBITDAre
	Revenues	EBITDAre	Margins	Revenues	EBITDAre	Margins	Margin Change
Hilton San Diego Bayfront (1)	$183,695	$58,457	31.8%	$152,719	$46,996	30.8%	100	bps
Hyatt Regency San Francisco (1)	90,505	13,269	14.7%	121,322	32,647	26.9%	(1,220)	bps
The Westin Washington, DC Downtown (1)	67,630	12,019	17.8%	84,784	24,267	28.6%	(1,080)	bps
Renaissance Orlando at SeaWorld®	87,211	27,531	31.6%	83,699	28,858	34.5%	(290)	bps
Wailea Beach Resort	151,546	58,213	38.4%	123,311	49,440	40.1%	(170)	bps
JW Marriott New Orleans	42,489	16,269	38.3%	41,877	17,465	41.7%	(340)	bps
Marriott Boston Long Wharf	59,360	21,456	36.1%	61,638	23,225	37.7%	(160)	bps
Renaissance Long Beach (1)	28,844	7,098	24.6%	29,280	8,973	30.6%	(600)	bps
The Bidwell Marriott Portland	12,262	2,061	16.8%	15,628	5,871	37.6%	(2,080)	bps
Hilton New Orleans St. Charles	13,816	4,766	34.5%	13,140	3,463	26.4%	810	bps
Oceans Edge Resort & Marina (1)	27,498	9,965	36.2%	21,228	6,576	31.0%	520	bps

11 Hotel Portfolio (6)	764,856	231,104	30.2%	748,626	247,781	33.1%	(290)	bps

Montage Healdsburg	48,741	5,214	10.7%	N/A	N/A	N/A	N/A
Four Seasons Resort Napa Valley	43,385	2,533	5.8%	N/A	N/A	N/A	N/A

Comparable Portfolio, Excluding Renovation Hotel (2)	856,982	238,851	27.9%	748,626	247,781	33.1%	N/A

Add: Renovation Hotel (1)
The Confidante Miami Beach	32,730	5,881	18.0%	36,501	8,060	22.1%	(410)	bps

Comparable Portfolio (3)	889,712	244,732	27.5%	785,127	255,841	32.6%	N/A

Less: Prior Ownership (7)
The Confidante Miami Beach	N/A	N/A	N/A	(36,501)	(8,060)	22.1%	N/A

Add: Sold/Disposed Hotels (4)	96,713	32,024	33.1%	366,449	90,870	24.8%	N/A

Actual Portfolio (5)	$986,425	$276,756	28.1%	$1,115,075	$338,651	30.4%	N/A

*Footnotes on page 33

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 32

Supplemental Financial Information February 23, 2024

Property-Level Revenues, Adjusted EBITDAre and Adjusted EBITDAre Margins

Q4 and FY 2023/2022/2019 Footnotes

(1)	Hotel Adjusted EBITDAre for the fourth quarter and full year 2023 is impacted by renovation activity at Renaissance Long Beach, The Confidante Miami Beach and The Westin Washington, DC Downtown. During the fourth quarter 2023, the Company began a transformational renovation of The Confidante Miami Beach in preparation for its conversion to Andaz Miami Beach. Adjusted EBITDAre for the fourth quarter and full year 2022 is impacted by renovation activity at Hyatt Regency San Francisco and The Westin Washington, DC Downtown. Hotel Adjusted EBITDAre for the full year 2019 is impacted by renovation activity at the Hilton San Diego Bayfront, the Hyatt Regency San Francisco and the Oceans Edge Resort & Marina.
(2)	Comparable Portfolio, Excluding Renovation Hotel includes all hotels owned by the Company as of December 31, 2023, with the exception of The Confidante Miami Beach due to its renovation activity during the fourth quarter 2023.
(3)	Comparable Portfolio consists of all hotels owned by the Company as of December 31, 2023. Comparable Portfolio presented for the fourth quarter 2019 and the full years 2022 and 2019 includes prior ownership results for The Confidante Miami Beach acquired by the Company in June 2022. The Company obtained prior ownership information from the prior owner of The Confidante Miami Beach during the due diligence period before acquiring the hotel. The Company performed a limited review of the information as part of its analysis of the acquisition.
(4)	Sold Hotels for all periods presented include the Boston Park Plaza sold in October 2023. Sold Hotels for the full year 2022 and the fourth quarter and full year 2019 include results for the Hyatt Centric Chicago Magnificent Mile sold in February 2022, and the Embassy Suites Chicago and Hilton Garden Inn Chicago Downtown/Magnificent Mile sold in March 2022. Sold/Disposed Hotels for the fourth quarter and full year 2019 also include results for the Embassy Suites La Jolla and the Renaissance Westchester sold in December 2021 and October 2021, respectively, the Renaissance Los Angeles Airport sold in December 2020, the Hilton Times Square assigned to its mortgage holder in December 2020, the Renaissance Harborplace sold in July 2020, and the Courtyard by Marriott Los Angeles sold in October 2019.
(5)	Actual Portfolio includes results for the 15 hotels owned by the Company during the fourth quarter and full year 2023, the 15 hotels and 18 hotels owned by the Company during the fourth quarter and full year 2022, respectively, and the 21 hotels owned by the Company during the fourth quarter and full year 2019.
(6)	The 11 Hotel Portfolio consists of the Comparable Portfolio, Excluding Renovation Hotel and also excludes the Montage Healdsburg and the Four Seasons Resort Napa Valley, which were acquired in April 2021 and December 2021, respectively. Both the Montage Healdsburg and the Four Seasons Resort Napa Valley were newly-developed hotels that were not open in 2019.
(7)	Prior Ownership includes results for The Confidante Miami Beach prior to the Company’s acquisition of the hotel in June 2022.

PROPERTY-LEVEL REVENUES, ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 33